East West Bancorp, Inc. Fourth Quarter and Full Year 2024 Earnings Presentation January 23, 2025

Forward-Looking Statements and Additional Information 2 Forward-Looking Statements This presentation contains forward-looking statements that are intended to be covered by the safe harbor for such statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the management of East West Bancorp, Inc. (the “Company”) and are subject to significant risks and uncertainties. You should not place undue reliance on these statements. There are various important factors that could cause the Company’s future results to differ materially from historical performance and any forward-looking statements, including the factors described in the Company’s fourth quarter 2024 earnings release, as well as those factors contained in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and in its subsequent Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. These statements speak only as of the date they are made and are based only on information then actually known to the Company. The Company does not undertake to update any forward-looking statements except as required by law. Basis of Presentation The preparation of the Company’s consolidated financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the consolidated financial statements, income and expenses during the reporting periods, and the related disclosures. Although our estimates consider current conditions and how we expect them to change in the future, it is reasonably possible that actual results could be materially different from those estimates. Hence, the current period’s results of operations are not necessarily indicative of results that may be expected for any future interim period or for the year as a whole. Certain prior period information have been reclassified to conform to the current presentation. Non-GAAP Financial Measures Certain financial information in this presentation has not been prepared in accordance with GAAP and is presented on a non-GAAP basis. Investors should refer to the reconciliations included in this presentation and should consider the Company’s non-GAAP measures in addition to, not as a substitute for or superior to, measures prepared in accordance with GAAP. These measures may not be comparable to similarly titled measures used by other companies.

Fire Update 3 Amid the ongoing crisis of the L.A. fires, we are living our values of absolute integrity, customer alignment, professionalism, and selflessness to serve our community in this time of need Supporting our Customers and our Community Supporting our Colleagues ▪ Standing ready to assist consumer and commercial customers as we navigate the impact of this event together – all branches and offices open ▪ Volunteering at the evacuation center at the Pasadena Convention Center in coordination with the City of Pasadena, first responders, and community partners ▪ Providing financial support to local nonprofits focusing on the disaster recovery efforts ▪ Offering accommodation as needed for impacted customers to help them focus on the health and safety of their families and businesses ▪ Contributing to the LA Arts Community Fire Relief Fund to provide emergency relief for impacted artists and arts workers ▪ Raising relief funds to support associates dealing with evacuations, loss of property, and other impacts − Matching associate donations dollar for dollar Managing our Risks ▪ Based on conditions as of mid-January, our direct exposure is minimal – we expect immaterial impact to East West at this time ▪ Our 2025 outlook for net charge-offs includes an early assessment of our risk expectations

Full Year and 4Q 2024 Highlights 4 (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases ▪ Book value per share up 12% Y-o-Y; full year 16% ROACE (17% ROTCE1) ▪ Repurchased approximately 200K shares at an average price under $98/share − Incremental $300mm repurchase program: $329mm of total authorization available $1.166 billion net income available to common equity in 2024, $8.33 diluted earnings per share $293 million net income available to common equity in 4Q24, $2.10 diluted earnings per share ▪ Grew average deposits +9% Y-o-Y − End-of-period deposit growth of 13% ▪ Grew average loans +6% Y-o-Y − End-of-period loan growth of 3% ▪ Enhanced liquidity profile, normalized loan-to-deposit ratio ▪ NII down 1% Y-o-Y, up 3% Q-o-Q ▪ 2024 NIM resilient at 3.27%, 3.24% for 4Q ▪ Record full-year fee income of $310mm − Notable strength in wealth management, payments and cash management, and foreign exchange income ▪ Full-year net charge-offs of 26bps ▪ Stable nonperforming asset levels at 26bps ▪ Criticized loans up 10bps to 2.18% ▪ ALLL steady at 1.31% ▪ 4Q24 provision of $70mm Deposit-Led Growth Growing NII, Record Fee Income Stable Asset Quality Building Shareholder Value ▪ Raised quarterly dividend 9%

$(79) $(1) $760 $795 13.8 21.3 22.8 17.2 14.8 7.6 9.3 9.6 9.8 9.5 9.9 12.4 12.4 11.7 14.0 9.5 8.5 9.5 16.3 21.4 $40.8 $51.5 $54.3 $55.0 $59.7 2020 2021 2022 2023 2024 Deposits 5 Sixth consecutive quarter of $1 billion+ customer deposit growth; noninterest-bearing demand deposits growing again ($ in billions) Average Deposits End of Period Deposit Growth by Category (3Q24 to 4Q24) ($ in millions) 23% 16% 25% 36% +$1.5bn Time MMDA IB Checking & Savings Noninterest-bearing Demand (DDA) Deposit Mix4 Year CAGR +10% 3.15% 2.26% 4.10% Period-End Cost 2.59% Total Deposit Cost Money Market Noninterest-bearing Demand (DDA) Time IB Checking & Savings -

11.4 12.1 13.6 15.0 15.2 3.0 3.2 4.3 4.8 5.19.3 10.7 12.4 14.2 15.6 13.1 13.7 15.0 15.5 16.5 $36.8 $39.7 $45.3 $49.5 $52.4 2020 2021 2022 2023 2024 Loans 6 Prudent growth in our focus categories is bolstering diversification and supporting interest income ($ in billions) Average Loans End of Period Loan Growth (3Q24 to 4Q24) ($ in millions) 30% 31% 29% +$473mm 10% C&I Multifamily CRE (ex. Multifamily) Residential mortgage & other consumer Loan Mix ($188) $59 $273 $329 4 Year CAGR +9% C&I Residential mortgage & other consumer CRE (ex. Multifamily) Multifamily 5.90% 7.00% 5.91% 6.32% 6.38% Total Loan Yield Period-End Yield

Net Interest Income & Net Interest Margin 7 Growing dollar NII with continued disciplined reduction in deposit cost ($ in millions) Net Interest Income (NII) & Net Interest Margin (NIM) End of Period Deposit Cost (2Q24 to 4Q24) 1 $575 $565 $553 $573 $588 3.48% 3.34% 3.27% 3.24% 3.24% 4Q23 1Q24 2Q24 3Q24 4Q24 NII NIM 2.94% 3.92% 2.84% 3.73% 2.59% 3.43% Cost of Deposits Cost of Interest-bearing Deposits 6.30.24 9.30.24 12.31.24 49bp decrease in 2H IB deposit cost

4 Year CAGRs +11% 40 11 15 23 15 18 26 28 27 39 20 44 41 48 54 75 78 79 84 98 50 76 95 94 104 $203 $235 $258 $276 $310 2020 2021 2022 2023 2024 Fee Income 8 Consistent sales execution has supported strong performance ▪ Record full-year fee income1 of $310mm, up $34mm, or +12% Y-o-Y − Wealth Management Fee growth (+$12mm) reflects higher customer activity; up 43% Y-o-Y − Lending Fee growth (+$14mm), with growth in unused commitment and syndications fees; up 17% Y-o-Y − Deposit Account Fee growth (+$10mm) driven primarily by payments and cash management income; up 11% Y-o-Y − FX Income growth (+$6mm); up 13% Y-o-Y Highlights (1) Fee income excludes mark-to-market adjustments related to customer and other derivatives; net gains (losses) on sales of loans; net gains on AFS debt securities; other investment income and other income Wealth Management Fees Customer Derivative Income Fee Income1 ($ in millions) +7% +22% -22% +20% +28% Deposit Account Fees Lending Fees Foreign Exchange Income

4 Year CAGRs +11% 66 63 63 63 64 29 34 45 76 84 147 143 160 184 196 404 434 478 509 551 70 9 $646 $674 $746 $902 $904 2020 2021 2022 2023 2024 Operating Expense & Efficiency 9 Maintaining best-in-class efficiency while investing for future growth Total Operating Noninterest Expense1 ($ in millions) ▪ Full-year total operating noninterest expense of $904mm, up $1mm Y-o-Y − Excluding FDIC Special Assessment- related expense, total operating noninterest expense up $63mm, 8% Y-o-Y (1) Total noninterest expense excluding amortization of tax credit and CRA investments (2) Calculation and deposit account expenses exclude FDIC special assessment charge of $70 million and $9 million for 2023 and 2024, respectively (3) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases Highlights Efficiency Ratio3 and Operating Noninterest Expense/Average Assets Ratio Compensation and Employee Benefits Computer and Software Related Expenses, All Other Occupancy and Equipment Deposit Account Expenses2 -1% +7% +8% +31% 44.3% 34.3% 36.9% 1.63% 1.20% 1.22% 4Q23 3Q24 4Q24 Efficiency Noninterest Expense / Avg. Assets FDIC Special Assessment 2 +8

$37 $25 $37 $42 $70 $20 $23 $23 $29 $64 $- $10 $20 $30 $40 $50 $60 $70 $80 4Q23 1Q24 2Q24 3Q24 4Q24 Provision for credit losses Net charge- offs 37 49 67 75 86 38 47 52 52 54 23 47 42 14 14 11 17 30 49 35 5 5 5 5 5 $114 $165 $196 $195 $194 12.31.23 03.31.24 06.30.24 09.30.24 12.31.24 Multifamily OREO and Other CRE (ex. MFR) Resi. mortgage & consumer C&I Asset Quality Metrics 10 Our prudent approach to credit management has delivered relatively low and stable credit outcomes Provision for Credit Losses & Net Charge-offs ($ in millions) Non-Performing Assets Criticized Loans / Loans HFI Criticized Ratio by Loans HFI Portfolio ($ in millions) Annual NCO ratio 1.10% 1.25% 1.22% 1.20% 1.35% 0.77% 1.05% 0.83% 0.88% 0.83% 1.87% 2.30% 2.05% 2.08% 2.18% 12.31.23 03.31.24 06.30.24 09.30.24 12.31.24 Classified loans / Loans HFI Special mention loans / Loans HFI NPA / Total assets 0.16% 0.23% 0.27% 0.26% 0.26% 0.09% 0.26% FY2023 FY2024 3.17% 1.96% 1.78% 0.40% 3.07% 3.08% 1.69% 0.52% C&I CRE (ex. Multifamily) Multifamily Resi mortgage & consumer 12.31.23 12.31.24

11 Allowance for Loan Losses We continue to bolster our CRE allowance levels Allowance for Loan Losses (ALLL) ($ in millions) 12.31.23 09.30.24 12.31.24 Loan Category ALLL ALLL/Loans HFI ALLL ALLL/Loans HFI ALLL ALLL/Loans HFI C&I $ 393 2.37% $ 378 2.22% $ 384 2.21% Total CRE 215 1.05 265 1.30 268 1.32 Multifamily 34 0.68 32 0.62 32 0.65 Office 55 2.43 66 3.11 68 3.20 All Other CRE 126 0.96 167 1.27 168 1.27 Resi. mortgage & consumer 61 0.40 53 0.34 50 0.31 Total Loans $ 669 1.28% $ 696 1.31% $ 702 1.31% Composition of ALLL by Portfolio ($ in millions) $669 $670 $684 $696 $702 1.28% 1.29% 1.30% 1.31% 1.31% 12.31.23 03.31.24 06.30.24 09.30.24 12.31.24 ALLL ALLL/Loans HFI

14.8% 14.8% 15.1% 15.4% 15.6% Total Capital Ratio 10.2% 10.1% 10.4% 10.4% 10.4% Leverage Ratio Highlights 12.31.23 09.30.2406.30.24 12 Capital Healthy capital position: 200 thousand shares repurchased in 4Q24, 9% increase to 1Q25 dividend ▪ 9% dividend increase ‒ Declared 1Q25 dividend of $0.60/share, up $0.05/share from $0.55 in 4Q24 ‒ Payable on February 17, 2025 to shareholders of record on February 3, 2025 ▪ Opportunistic stock repurchase activity in Q4 ‒ Repurchased 200K shares in 4Q24 ▪ Average price under $98/share ▪ New repurchase authorization ‒ $329 million remaining for future repurchasesRegulatory well capitalized requirement (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases (2) The Company has elected to use the 2020 CECL transition provision in the calculation of its regulatory capital ratios (3) The Company’s December 31, 2024 regulatory capital ratios are preliminary Tangible Common Equity Ratio1 Regulatory Capital Ratios2 6.5% 5.0% 10.0% 03.31.24 12.31.243 13.3% 13.5% 13.7% 14.1% 14.3% CET1 Ratio 9.4% 9.3% 9.4% 9.7% 9.6% Tangible Common Equity Ratio

Management Outlook: Full Year 2025 13 Earnings Drivers FY 2025 Expectations vs. FY 2024 Results Interest Rate Outlook ▪ Assumes December 31st forward curve, with 50bps of expected cuts in the Federal Funds rate and a steepening yield curve End of Period Loans ▪ Growing in the range of 4% to 6% Y-o-Y Net Interest Income Total Revenue ▪ Growing in the range of 4% to 6% Y-o-Y ▪ Growing in the range of 5% to 7% Y-o-Y Total Operating Noninterest Expense(1) ▪ Growing in the range of 7% to 9% Y-o-Y Net Charge-offs ▪ In the range of 25bps to 35bps Effective Tax Rate ▪ In the range of 21% to 23% Best-in-Class Efficiency Top Quartile Returns FY 2025 Expectation (1) Total noninterest expense excluding amortization of tax credit and CRA investments

Appendix 14

0.8% 1.3% 1.1% 1.0%1.2% 1.5% 1.8% 1.7% 1.6% 10.0% 16.7% 17.1% 15.2% 12.4% 17.2% 21.3% 19.4% 17.0% East West at a Glance 15 $13B Market Cap $76B Assets $63B Deposits 17% ROTCE1 12.31.24 12.31.24 12.31.24 2024 (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases (2) EWBC peers include BKU, BOKF, BPOP, CFG, CFR, CMA, COLB, FCNC.A, FITB, HBAN, KEY, MTB, NTRS, PNFP, RF, SSB, SNV, VLY, WAL, WTFC, and ZION. Source: S&P Capital IQ ▪ Headquartered in Pasadena, California ▪ Over 25 years on Nasdaq ▪ Founded in 1973 - over 50 years in operation Roots in the U.S. Asian-American immigrant community, expanded to bridge businesses across the Pacific Award-winning Company #1 Top Performing Bank, $50+ Billion (Bank Director) America’s Best Banks (Forbes) Outstanding CRA Rating A Leading Regional Bank with Cross-Border Capabilities... …Producing Consistent Top-Tier Shareholder Returns… ROTCE1 ROA 2020 2021 2022 2023 2024 Peer Median EWBC

1% 2% 2% 4% 5% 7% 8% 9% 2% 2% 2% 4% 4% 4% 6% Industries with 1% of total loans outstanding1 Diversified Loan Portfolio 16 70% of loans support commercial customers, with broad diversification across industry and asset types CRE $20.3bn C&I $17.4bn (as % of Portfolio Loans, 12.31.24) Commercial Loans by Type Total Loan Portfolio $53.7bn (1) Industries with 1% of total loans outstanding: Art Finance, Consumer Finance, Food Production & Distribution, Equipment Finance, Healthcare Services, Hospitality & Leisure, Oil & Gas, Tech & Telecom Capital Call Lending Media & Entertainment Real Estate Investment & Mgmt. Manufacturing & Wholesale General Industrial Multifamily Retail Hotel Office Healthcare All other CRE Construction and Land Financial Services Infrastructure & Clean Energy Resi. Mortgage and other consumer $16.0 30% CRE $20.3 38% C&I $17.4 32%

<=50% 48% >50% to 55% 16% >55% to 60% 14% >60% to 65% 13% >65% to 70% 6% >70% 3% Commercial Real Estate Portfolio Detail 17 (1) Weighted average LTV is based on most recent LTV, using most recent available appraisal and current loan commitment (2) Construction & Land average size based on total commitment 50% Average LTV1 Our CRE portfolio is granular and many loans have full recourse and personal guarantees Distribution by LTV1 Size and LTV by Property Type (as of 12.31.24) (as of 12.31.24) ▪ Fewer than 25% of CRE loans have an LTV over 60% Total Portfolio Size ($bn) Weighted Avg. LTV1 (%) Average Loan Size ($mm) Multifamily $5.0 51% $2 Retail 4.3 48 3 Industrial 4.0 46 3 Hotel 2.4 52 9 Office 2.1 54 4 Healthcare 0.8 52 4 Other 1.0 50 4 Construction & Land2 0.7 49 12 Total CRE $20.3 50% $3

38% 6% 12% 7% 7% 3% 4% 4% 6% 7% CRE Office – Additional Information 18 CRE Office: Geographic Mix by Metro Area CRE Office by Size Segment Other Los Angeles County Other SoCal Other Bay Area San Francisco Other CA, 1% Houston Dallas Manhattan, 1% Other TX Washington Other Regions New Jersey, 3% Other NY, 1% Downtown Los Angeles and Adjacent Neighborhoods (as of 12.31.24) (as of 12.31.24) Our office portfolio has low LTVs across most segments and low average loan sizes Loan Size Balance ($ in mm) No. of Loans Avg. Loan Size ($ in mm) Weighted Avg. LTV (%) >$30mm $244 6 $41 72% $20mm - $30mm 428 17 25 57 $10mm - $20mm 499 35 14 56 $5mm - $10mm 430 59 7 51 <$5mm 524 402 1 44 Total $2,125 519 $4 54%

29% 4% 18% 9% 3% 4% 6% 1% 2% 3% 5% 3% 12% CRE Retail – Additional Information 19 Other Los Angeles County Downtown Los Angeles and Adjacent Neighborhoods Other SoCal Other Bay Area San Francisco Other CA Houston Dallas Manhattan Other TX Washington Other Regions Other NY Our retail portfolio has a weighted average LTV profile of 48% CRE Retail: Geographic Mix by Metro Area CRE Retail by Size Segment (as of 12.31.24) (as of 12.31.24) New Jersey, 1% Loan Size Balance ($ in mm) No. of Loans Avg. Loan Size ($ in mm) Weighted Avg. LTV (%) >$30mm $340 9 $38 48% $20mm - $30mm 456 18 25 56 $10mm - $20mm 758 56 14 48 $5mm - $10mm 790 115 7 48 <$5mm 2,003 1,480 1 45 Total $4,347 1,678 $3 48%

CRE Multifamily – Additional Information 20 Other Los Angeles County Downtown Los Angeles and Adjacent Neighborhoods Other SoCal Other Bay Area San Francisco Other CA Houston Dallas Manhattan Washington Other Regions Other NY CRE Multifamily by Size Segment (as of 12.31.24) (as of 12.31.24) Loan Size Balance ($ in mm) No. of Loans Avg. Loan Size ($ in mm) Weighted Avg. LTV (%) >$30mm $608 16 $38 57% $20mm - $30mm 621 26 24 56 $10mm - $20mm 631 46 14 54 $5mm - $10mm 672 97 7 54 <$5mm 2,421 2,606 1 46 Total $4,953 2,791 $2 51% CRE Multifamily : Geographic Mix by Metro Area Arizona Nevada Oklahoma 30% 3% 13% 8% 6% 7% 7% 2% 3% 2% 3% 3% 4% 3% 6% Our multifamily portfolio is amongst our most granular

<=50% 49% >50% to 55% 12% >55% to 60% 28% >60% 11% Southern California 41% Northern California 16% New York 25% Washington 6% Texas 2% Other 10% Residential Mortgage Portfolio 21 51% Average LTV1 Our residential mortgage portfolio benefits from both low LTVs and smaller average loan size (as of 12.31.24) Resi. Mortgage Distribution by LTV1 (as of 12.31.24) $437,000 Average loan size2 (1) Combined LTV for 1st and 2nd liens; based on commitment (2) Average loan size based on loan outstanding for single-family residential and commitment for HELOC (3) Geographic distribution based on commitment size Portfolio Highlights as of 12.31.24 Outstandings ▪ $16.0bn loans outstanding ▪ +2% Q-o-Q and +6% Y-o-Y Originations ▪ $0.8bn in 4Q24 ▪ Primarily originated through East West Bank branches Single-family Residential ▪ $14.2bn loans outstanding ▪ +2% Q-o-Q and +6% Y-o-Y HELOC ▪ $1.8bn loans outstanding ▪ $3.5bn in undisbursed commitments ▪ 34% utilization, up 1% from 09.30.24 ▪ 77% of commitments in first lien position Resi. Mortgage Distribution by Geography3

($ in billions) Cash and Securities 22 Enhanced liquidity while supporting earnings with high-quality liquid assets ▪ Securities portfolio well-positioned as a source of liquidity, interest rate risk management, and earnings support − 94% of investment portfolio 0% – 20% risk-weighted (HQLA) − Added a net $1.3bn of securities in Q4, primarily short-duration Ginnie Mae floaters (HQLA) − 55% fixed-rate securities, 45% floating HighlightsAverage Total Securities Portfolio and Cash Securities Portfolio Composition by Risk-Weighted Asset (RWA) Distribution (as of 12.31.24) $13.8bn Securities Portfolio ▪ Includes $6bn+ of Ginnie Mae floating- rate securities $9.7 $10.2 $11.9 $12.7 $14.2 $4.5 $5.9 $4.1 $5.0 $4.6 $14.2 $16.1 $16.0 $17.7 $18.8 3.17% 3.19% 3.93% 4.03% 3.98% 4Q23 1Q24 2Q24 3Q24 4Q24 Total Securities & Resale Agreements Cash & Equivalent Total Securities Average Yield 62% 32% 1% 5% 0% RWA 1%‒20% RWA 21%‒50% RWA 51%‒100% RWA

21% 21% 29% 29% Fixed rate Hybrid in fixed rate period Variable - LIBOR + SOFR Variable - Prime, all other rates Loan Yields 23 Hedge Impact and Outlook Loan Portfolio by Index Rate Average Loan Rate by Portfolio (as of 12.31.24) Total fixed rate and hybrid in fixed period: 42% 57%* variable rate SFR: 45% hybrid in fixed-rate period & 40% fixed rate 4Q23 1Q24 2Q24 3Q24 4Q24 01.10.25 rate sheet price for 30-year fixed: 7.125%*48% had customer-level interest rate derivative contracts 91% variable rate 7.99% 8.06% 8.01% 7.93% 7.42% C&I 6.36% 6.39% 6.41% 6.44% 6.22% CRE 5.49% 5.71% 5.80% 5.86% 5.86% Residential Mortgage ▪ $18mm negative impact to 4Q24 NII from cash flow hedges (10bps to NIM) ‒ $500mm of negative carry swaps rolled off in January ‒ $500mm of negative carry swaps to roll off in February ‒ These 2 swaps accounted for approximately half our hedge impact in Q4 ▪ $1bn of forward starting hedges to come on in 2H25, with a blended receive-fixed rate of ~4%

Deposit and Funding Cost 24 Average Deposit and Liability Cost Average Deposit Rate by Portfolio 4Q23 1Q24 2Q24 3Q24 4Q24 2.60% 2.84% 2.96% 2.98% 2.75% 3.64% 3.85% 3.94% 3.93% 3.63% 3.73% 3.92% 4.07% 4.05% 3.71% 4Q23 1Q24 2Q24 3Q24 4Q24 Average cost of deposits Average cost of interest-bearing deposits Average cost of interest-bearing liabilities 2.72% 2.81% 2.84% 2.98% 2.82% Interest-bearing Checking 3.83% 3.97% 3.97% 3.82% 3.32% Money Market 4.22% 4.44% 4.56% 4.55% 4.31% Time

Appendix: GAAP to Non-GAAP Reconciliation 25 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) Three Months Ended Year Ended December 31, 2024 September 30, 2024 December 31, 2023 December 31, 2024 December 31, 2023 Net interest income before provision for credit losses (a) $ 587,626 $ 572,722 $ 574,834 $ 2,278,716 $ 2,312,254 Fully taxable equivalent (“FTE”) adjustment (b) 1,276 411 440 4,767 1,728 FTE net interest income before provision for credit losses (c)=(a)+(b) 588,902 573,133 575,274 2,283,483 2,313,982 Total noninterest income (d) 88,166 84,395 79,903 335,218 295,264 Total revenue (e)=(a)+(d) 675,792 657,117 654,737 2,613,934 2,607,518 Total revenue (FTE) (f)=(c)+(d) $ 677,068 $ 657,528 $ 655,177 $ 2,618,701 $ 2,609,246 Total noninterest expense (g) $ 249,968 $ 225,800 $ 290,498 $ 958,073 $ 1,022,748 Efficiency ratio (g)/(f) 36.92% 34.34% 44.34% 36.59% 39.20 % Pre-tax, pre-provision income (f)-(g) $ 427,100 $ 431,728 $ 364,679 $ 1,660,628 $ 1,586,498

Appendix: GAAP to Non-GAAP Reconciliation

EAST WEST BANCORP, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
($ in thousands)
(unaudited)

The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company's performance. During the second, third and fourth quarters of 2024, the Company recorded $3 million, $11 million, and $343 thousand, respectively, in pre-tax DC solar recoveries (included in Amortization of Tax Credit and CRA Investments on the Condensed Consolidated Statement of Income) related to the Company's investment in DC Solar. The Company recorded $3 million, $2 million, and $4 million in pre-tax DC solar recoveries in the first, second, and fourth quarters of 2023, respectively. During the first and second quarters of 2024, the Company recorded $10 million and $2 million, respectively, in pre-tax FDIC special assessment charges, and a $3 million FDIC special assessment reversal during the fourth quarter of 2024 (included in Deposit insurance premiums and regulatory assessments on the Condensed Consolidated Statement of Income). During the fourth quarter of 2023, the Company recorded $70 million in pre-tax FDIC special assessment charges. During the first and fourth quarters of 2023, the Company recorded a $10 million pre-tax impairment write-off and a $3 million pre-tax gain on the sale of the same AFS debt security (included in Net gains on AFS debt securities on the Condensed Consolidated Statement of Income), respectively. During the first quarter of 2023, the Company recorded $4 million in pre-tax repurchase agreements' extinguishment cost (included in Other operating expenses on the Condensed Consolidated Statement of Income). Adjusted net income represents net income adjusted for the tax-effected above-mentioned adjustments. Adjusted diluted EPS represents diluted EPS adjusted for the above tax-effected adjustments. Management believes that the measures and ratios presented below provide clarity to financial statement users regarding the ongoing performance of the Company and allow comparability to prior periods.

	Three Months Ended			Year Ended	
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Net income	$ 293,115	$ 299,166	$ 238,953	$ 1,165,586	$ 1,161,161
Less/Add: FDIC special assessment (reversal) charge	(3,385)	—	69,986	8,800	69,986
Less/Add: Net gain/loss AFS debt security	—	—	(3,138)	—	6,862
Less: DC Solar recovery	(343)	(11,201)	(3,648)	(14,690)	(9,218)
Add: Repurchase agreements' extinguishment cost	—	—	—	—	3,872
Tax effect of adjustments (1)	1,109	3,311	(18,682)	1,751	(21,136)
Adjusted net income	**$ 290,496**	**$ 291,276**	**$ 283,471**	**$ 1,161,447**	**$ 1,211,527**
Diluted weighted-average number of shares outstanding	**139,883**	**139,648**	**141,409**	**139,958**	**141,902**
Diluted EPS	$ 2.10	$ 2.14	$ 1.69	$ 8.33	$ 8.18
Less/Add: FDIC special assessment (reversal) charge	(0.03)	—	0.49	0.06	0.49
Less/Add: Net gain/loss AFS debt security	—	—	(0.02)	—	0.05
Less: DC Solar recovery	—	(0.08)	(0.03)	(0.10)	(0.06)
Add: Repurchase agreements' extinguishment cost	—	—	—	—	0.03
Tax effect of adjustments (1)	0.01	0.03	(0.13)	0.01	(0.15)
Adjusted diluted EPS	**$ 2.08**	**$ 2.09**	**$ 2.00**	**$ 8.30**	**$ 8.54**

(1) Applied statutory tax rate of 29.73% for the three and twelve months ended December 31, 2024. Applied statutory tax rate of 29.56% for the three months ended September 30, 2024, and for the three and twelve months ended December 31, 2023

EAST WEST BANK
26

Appendix: GAAP to Non-GAAP Reconciliation

EAST WEST BANCORP, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
($ in thousands)
(unaudited)

The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company's performance. Tangible book value, tangible book value per share and TCE ratio are non-GAAP financial measures. Tangible book value and tangible assets represent stockholders' equity and total assets, respectively, which have been reduced by goodwill and other intangible assets. Given that the use of such measures and ratios is more prevalent in the banking industry, and are used by banking regulators and analysts, the Company has included them below for discussion.

		December 31, 2024	September 30, 2024	December 31, 2023
Common Stock		$ 170	$ 170	$ 169
Additional paid-in capital		2,030,712	2,018,105	1,980,818
Retained earnings		7,311,542	7,095,587	6,465,230
Treasury stock		(1,034,110)	(1,012,019)	(874,787)
Accumulated other comprehensive income:				
AFS debt securities net unrealized losses		(542,152)	(456,493)	(601,881)
Cash flow hedges net unrealized (losses) gains		(20,787)	39,143	2,624
Foreign currency translation adjustments		(22,321)	(19,954)	(21,339)
Total accumulated other comprehensive loss		(585,260)	(437,304)	(620,596)
Stockholders' equity	**(a)**	**$ 7,723,054**	**$ 7,664,539**	**$ 6,950,834**
Less: Goodwill		(465,697)	(465,697)	(465,697)
Other intangible assets [1]		(5,234)	(5,563)	(6,602)
Tangible book value	**(b)**	**$ 7,252,123**	**$ 7,193,279**	**$ 6,478,535**
Number of common shares at period-end	**(c)**	**138,437**	**138,609**	**140,027**
Book value per share	**(a)/(c)**	**$ 55.79**	**$ 55.30**	**$ 49.64**
Tangible book value per share	**(b)/(c)**	**$ 52.39**	**$ 51.90**	**$ 46.27**
Total assets	**(d)**	**$ 75,976,475**	**$ 74,483,720**	**$ 69,612,884**
Less: Goodwill		(465,697)	(465,697)	(465,697)
Other intangible assets [1]		(5,234)	(5,563)	(6,602)
Tangible assets	**(e)**	**$ 75,505,544**	**$ 74,012,460**	**$ 69,140,585**
Total stockholders' equity to assets ratio	**(a)/(d)**	**10.17%**	**10.29%**	**9.98%**
TCE ratio	**(b)/(e)**	**9.60%**	**9.72%**	**9.37%**

(1) Includes core deposit intangibles and mortgage servicing assets. There were no core deposit intangibles in the 2024 periods presented

EAST WEST BANK
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Appendix: GAAP to Non-GAAP Reconciliation

EAST WEST BANCORP, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
($ in thousands)
(unaudited)

Return on average TCE represents tangible net income divided by average tangible book value. Tangible net income excludes the after-tax impacts of the amortization of core deposit intangibles and mortgage servicing assets. Given that the use of such measures and ratios is more prevalent in the banking industry, and are used by banking regulators and analysts, the Company has included them below for discussion.

		Three Months Ended			Year Ended	
		December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Net income	(f)	$ 293,115	$ 299,166	$ 238,953	$ 1,165,586	$ 1,161,161
Add: Amortization of core deposit intangibles		—	—	441	—	1,763
Amortization of mortgage servicing assets		334	348	302	1,322	1,328
Tax effect of amortization adjustments [(1)]		(99)	(103)	(220)	(393)	(914)
Tangible net income	(g)	**$ 293,350**	**$ 299,411**	**$ 239,476**	**$ 1,166,515**	**$ 1,163,338**
Average stockholders' equity	(h)	$ 7,731,324	$7,443,333	$ 6,695,852	$ 7,315,174	$ 6,482,985
Less: Average goodwill		(465,697)	(465,697)	(465,697)	(465,697)	(465,697)
Average other intangible assets [(2)]		(5,445)	(5,790)	(5,434)	(5,953)	(6,542)
Average tangible book value	(i)	**$ 7,260,182**	**$6,971,846**	**$ 6,224,721**	**$ 6,843,524**	**$ 6,010,746**
Return on average common equity [(3)]	(f)/(h)	**15.08%**	**15.99%**	**14.16%**	**15.93%**	**17.91%**
Return on average TCE [(3)]	(g)/(i)	**16.07%**	**17.08%**	**15.26%**	**17.05%**	**19.35%**

(1) Applied statutory tax rate of 29.73% for the three and twelve months ended December 31, 2024. Applied statutory tax rate of 29.56% for the three months ended September 30, 2024, and for the three and twelve months ended December 31, 2023
(2) Includes core deposit intangibles and mortgage servicing assets. There were no core deposit intangibles in the 2024 periods presented
(3) Annualized for three months ended December 31, 2024, September 30, 2024, and December 31, 2023

EASTWESTBANK
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